UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 5, 2023, a notice (the “Notice”) of an impending “blackout period” for trading in New York Community Bancorp, Inc. (the “Company”) equity securities (“NYCB stock”) beginning on December 21, 2023, was issued to executive officers and directors of the Company pursuant Rule 104 of Regulation BTR, promulgated under Section 306(a)(6) of the Sarbanes Oxley Act of 2002.

The blackout period, which is necessary to transfer the assets, recordkeeping and other services related to the Company’s Employee Savings Plan (the “401(k) Plan”) from the current administrator of the Plan, Pentegra Services, Inc., to Empower Retirement, LLC, is expected to begin at 4:00 pm Eastern Time on December 21, 2023, and is expected to be completed by the week of January 15, 2024, provided, however, that the blackout period may be extended due to events that are beyond the control of the Company.

Under the Sarbanes-Oxley Act of 2002 and Regulation BTR of the Securities Exchange Act, the executive officers and directors of the Company will generally be prohibited from engaging in transactions involving NYCB stock (including NYCB preferred stock or options and other derivatives based on NYCB stock) during this blackout period, including transactions involving shares of NYCB stock that are held outside of the 401(k) Plan.

During the blackout period, and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period from, and may direct other inquiries about the blackout period to, Jan Klym, Assistant Corporate Secretary, New York Community Bancorp, Inc., 102 Duffy Avenue, Hicksville, New York 11801; telephone number: (248) 312-6029.

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Special Black-Out Notice Concerning Limitations on Trading in New York Community Bancorp, Inc. Equity Securities

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President
Chief of Staff to the CEO